NMF Form N-SAR 10-31-2015
Exhibit For Item No. 77.O - RULE 10f-3
AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Short Term
Bond Fund
Issuer CVS Health

Underwriter/ Affiliated Participant Underwriter
Barclays Capital/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$5,000,000/$2,250,000,000
Commission or % of Offering 0.35%
Purchase Date 07/13/2015

Adviser / Sub-Adviser UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer Sunoco LP/Finance Corp 5.5% due 08/01/2020

Underwriter/ Affiliated Participant Underwriter

CS First Boston Corp/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$100,000 (Nationwide)/$600,000,000
Commission or % of Offering 1%
Purchase Date 07/15/2015

Adviser / Sub-Adviser UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer Frontier Communications 11% due 9/15/2025

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount

$75,000 (Nationwide)/$3,600,000,000
Commission or % of Offering 1.75%
Purchase Date 09/11/2015

Adviser / Sub-Adviser UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer Frontier Communications 10.5% due 9/15/2022

Underwriter/ Affiliated Participant Underwriter
JP Morgan Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$25,000 (Nationwide)/$2,000,000,000
Commission or % of Offering 1.75%
Purchase Date
09/11/2015

Adviser / Sub-Adviser
UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer Frontier Communications 8.875% due 9/15/2020

Underwriter/ Affiliated Participant Underwriter

JP Morgan Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount

$25,000 (Nationwide)/$1,000,000,000
Commission or % of Offering 1.75%
Purchase Date 09/11/2015

Adviser / Sub-Adviser

UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer
CCO Safari II LLC 4.908% due 07/23/2025

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount

$100,000 (Nationwide)/$4,500,000,000
Commission or % of Offering
0.5%
Purchase Date 07/09/2015

Adviser / Sub-Adviser UBS Global Asset Management
(Americas) Inc.
Nationwide Fund Nationwide HighYield Bond Fund
Issuer Blue Racer Mid LLC/Fin. 6.125% due 11/15/2022

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$25,375 (firmwide)/$862,750,000
Commission or % of Offering 1.625%
Purchase Date 07/15/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund

Nationwide Bond Index Fund
Issuer Union Pacific Corporation (2025)

Underwriter/ Affiliated Participant Underwriter

Merrill Lynch, Pierce,Fenner & Smith Incorporated/
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$15,300,000/$300,000,000
Commission or % of Offering 0.650%
Purchase Date
06/16/2015

Adviser / Sub-Adviser
BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Wisconsin Energy Corporation (2025)

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$6,950,000/$500,000,000
Commission or % of Offering 0.650%
Purchase Date 06/04/2015

Adviser / Sub-Adviser

BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer The Southern Company (2020)

Underwriter/ Affiliated Participant Underwriter
Goldman, Sachs & Co./PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$13,250,000/$600,000,000
Commission or % of Offering
0.600%
Purchase Date
06/09/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Ryder System, Inc. (2020)

Underwriter/ Affiliated Participant Underwriter

Mitsubishi UFJ Securities (USA), Inc./
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$30,000,000/$300,000,000
Commission or % of Offering 0.500%
Purchase Date

05/04/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund
Nationwide Bond Index Fund
Issuer Reynolds American Inc. (2035)

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$30,000,000/$275,000,000
Commission or % of Offering 0.875%
Purchase Date

06/09/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Precision Castparts Corp. (2035)

Underwriter/ Affiliated Participant Underwriter

J.P. Morgan Securities LLC/PNC
Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$11,700,000/$275,000,000
Commission or % of Offering 0.750%
Purchase Date 06/01/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer
Norfolk Southern Corporation (2045)
Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$12,900,000/$500,000,000
Commission or % of Offering 0.875%
Purchase Date
05/28/2015

Adviser / Sub-Adviser

BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Marathon Oil Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$7,900,000/$900,000,000
Commission or % of Offering 0.650%
Purchase Date
06/01/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Host Hotels & Resorts, L.P. (2025)

Underwriter/ Affiliated Participant Underwriter

Goldman, Sachs & Co./PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$35,000,000/$500,000,000
Commission or % of Offering 0.650%
Purchase Date

05/06/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer

CSX Corporation (2050)

Underwriter/ Affiliated Participant Underwriter

Morgan Stanley & Co. LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$20,365,000/$600,000,000
Commission or % of Offering
0.875%
Purchase Date 04/16/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund

Nationwide Bond Index Fund
Issuer
AutoZone, Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC
Aggregate Principal Purchase Amount/ Aggregate
Principal Offering Amount

$30,000,000/$400,000,000
Commission or % of Offering 0.650%
Purchase Date 04/20/2015

Adviser / Sub-Adviser
BlackRock Investment
Management, LLC
Nationwide Fund
Nationwide Bond Index Fund
Issuer
American International Group, Inc. (2045)

Underwriter/ Affiliated Participant Underwriter
U.S. Bancorp Investments, Inc./
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$59,525,000/$750,000,000
Commission or % of Offering 0.875%
Purchase Date 07/07/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund

Nationwide Bond Index Fund
Issuer American Water Capital Corp. (2045)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$12,620,000/$325,000,000
Commission or % of Offering 0.875%
Purchase Date 08/10/2015

Adviser / Sub-Adviser

BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer Duke Energy Progress, LLC (2045)

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities, LLC/
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$36,750,000/$700,000,000
Commission or % of Offering 0.875%
Purchase Date
08/10/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer

St. Jude Medical, Inc. (2025)

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch, Pierce, Fenner & Smith Incorporated/
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$60,000,000/$500,000,000
Commission or % of Offering 0.650%
Purchase Date 09/14/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer

Praxair, Inc. (2026)

Underwriter/ Affiliated Participant Underwriter
Citigroup Global Markets Inc./
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$14,080,000/$450,000,000
Commission or % of Offering 0.450%
Purchase Date
09/21/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund Nationwide Bond Index Fund
Issuer

Sysco Corporation (2025)

Underwriter/ Affiliated Participant Underwriter
J.P. Morgan Securities LLC/
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$30,000,000/$750,000,000
Commission or % of Offering
0.450%
Purchase Date 09/23/2015

Adviser / Sub-Adviser BlackRock Investment
Management, LLC
Nationwide Fund

Nationwide Bond Index Fund
Issuer

Northern States Power Company (2045)

Underwriter/ Affiliated Participant Underwriter
Morgan Stanley & Co. LLC/PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount

$22,000,000/$300,000,000
Commission or % of Offering 0.600%
Purchase Date 08/04/2015

Adviser / Sub-Adviser

BlackRock Investment
Management, LLC
Nationwide Fund
Nationwide Bond Index Fund
Issuer Citigroup Inc. (2045)

Underwriter/ Affiliated Participant Underwriter

Citigroup Global Markets Inc./
PNC Capital Markets LLC
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$69,435,000/$1,250,000,000
Commission or % of Offering 0.875%
Purchase Date

07/23/2015

Adviser / Sub-Adviser
HighMark Capital
Management, Inc.
Nationwide Fund
Nationwide HighMark Bond Fund,
Nationwide HighMark Balanced Fund
Issuer
AbbVie 3.6% 5/14/2025

Underwriter/ Affiliated Participant Underwriter
Merrill Lynch/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount

$5,000,000/$3,750,000,000
Commission or % of Offering 0.45%
Purchase Date 05/05/2015

Adviser / Sub-Adviser HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund,
Nationwide HighMark Balanced Fund
Issuer Rio Tinto 3.75% 6/15/2025

Underwriter/ Affiliated Participant Underwriter

Deutsche Bank/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$15,000,000/$1,200,000,000
Commission or % of Offering 0.45%
Purchase Date 06/11/2015

Adviser / Sub-Adviser

HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund,
Nationwide HighMark Balanced Fund
Issuer

Enterprise Products 4.90% 5/15/2046

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount

$3,000,000/$875,000,000
Commission or % of Offering 0.875%
Purchase Date
05/04/2015

Adviser / Sub-Adviser
HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Short Term
Bond Fund
Issuer

Enterprise Products 1.65% 5/7/2015

Underwriter/ Affiliated Participant Underwriter

Wells Fargo Securities/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$3,000,000/$750,000,000
Commission or % of Offering 0.35%
Purchase Date 05/04/2015

Adviser / Sub-Adviser HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark
Bond Fund
Issuer CVS Health 3.875% 7/20/2025

Underwriter/ Affiliated Participant Underwriter

Barclays Capital/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$7,000,000/$3,000,000,000
Commission or % of Offering
0.65%
Purchase Date
07/13/2015

Adviser / Sub-Adviser HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark
Bond Fund
Issuer Kraft Heinz foods 3.95% 7/15/2025
Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$5,000,000/ $2,000,000,000
Commission or % of Offering
This is a 144A Security
Purchase Date

06/26/2015

Adviser / Sub-Adviser
HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Short
Term Bond Fund
Issuer

Heinz 2.0% 7/2/2018

Underwriter/ Affiliated Participant Underwriter

JP Morgan /Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount

$3,000,000 / $1,500,000,000
Commission or % of Offering
This is a 144A Security
Purchase Date 06/23/2015

Adviser / Sub-Adviser

HighMark Capital
Management, Inc.
Nationwide Fund Nationwide HighMark Bond Fund
Issuer

CCO Safari II 4.908% 7/23/2025

Underwriter/ Affiliated Participant Underwriter

Goldman Sachs /Mitsubishi UFJ Securities
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$3,000,000 / $4,500,000,000
Commission or % of Offering
This is a 144A Security
Purchase Date

07/09/2015

Adviser / Sub-Adviser UBS Global Asset
Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer

PBF Logistrics LP/Fin 6.875% due 05/15/2023

Underwriter/ Affiliated Participant Underwriter

Deutsche Bank Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/ Aggregate
Principal Offering Amount
$25,000 (Nationwide)/$350,000,000
Commission or % of Offering
1.5%
Purchase Date 05/07/2015

Adviser / Sub-Adviser UBS Global Asset
Management (Americas) Inc.
Nationwide Fund
Nationwide High Yield
Bond Fund
Issuer DJO Finco Inc./DJO Finance 8.125%
due 06/15/2021

Underwriter/ Affiliated Participant Underwriter

CS First Boston Corp./UBS Investment Bank
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount

$50,000 (Nationwide)/$1,015,000,000
Commission or % of Offering 1.5%
Purchase Date

04/23/2015

Adviser / Sub-Adviser UBS Global Asset
Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer
Commscope Tech Finance 6% due 06/15/2025

Underwriter/ Affiliated Participant Underwriter
JP Morgan Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$50,000 (Nationwide)/$500,000,000
Commission or % of Offering
2.0%
Purchase Date 05/28/2015

Adviser / Sub-Adviser UBS Global Asset
Management (Americas) Inc.
Nationwide Fund Nationwide High Yield Bond Fund
Issuer
SM Energy 5.625 due 06/01/2025

Underwriter/ Affiliated Participant Underwriter
Wells Fargo Securities/UBS Investment Bank
Aggregate  Principal Purchase Amount/
Aggregate Principal Offering Amount
$50,000 (Nationwide)/$500,000,000
Commission or % of Offering
1.5%
Purchase Date 05/07/2015

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